                    TABLE OF CONTENTS

Letter to Shareholders...........................    1
Performance Results..............................    3
Portfolio Management Review......................    4
Portfolio of Investments.........................    8
Statement of Assets and Liabilities..............   24
Statement of Operations..........................   25
Statement of Changes in Net Assets...............   26
Statement of Cash Flows..........................   27
Financial Highlights.............................   28
Notes to Financial Statements....................   29

PRIT SAR 3/97

                             LETTER TO SHAREHOLDERS




March 10, 1997

Dear Shareholder,
    We are pleased to report that the
past year has been very exciting for
Van Kampen American Capital and for
the Prime Rate Income Trust. The                         [PHOTO]
Trust has continued to seek its
investment objective of providing a
high level of current income,
consistent with preservation of
capital, and has returned 3.44          DENNIS J. MCDONNELL AND DON G. POWELL
percent at net asset value over the
six-month period. During that time,
the Trust's net asset value fluctuated by only $0.03, ranging from $9.98 to $10.01, and for the second consecutive year, the Trust was the number-one selling retail income fund, based on net sales, according to Financial Research Corporation.
    As noted in your previous report, VK/AC Holding, Inc., the parent company of Van Kampen American Capital, Inc., was acquired by Morgan Stanley Group Inc., a world leader in asset management and investment banking. The transaction was completed in October, and we look forward to exploring the opportunities it creates for investors. As part of the acquisition, Van Kampen American Capital became the distributor of Morgan Stanley retail funds as of January 2, 1997.
    More recently, on February 5, 1997, it was announced that Morgan Stanley Group Inc. and Dean Witter, Discover & Co. agreed to merge. The combined company will be a preeminent global financial services firm, with leading market positions in securities, asset management and credit services. As the financial industry continues to witness unprecedented consolidations and new partnerships, we believe those firms that want to offer investors the greatest opportunities and services in the next century must be market leaders in all facets of their business.

ECONOMIC REVIEW
    Early in 1996, various indicators pointed to an overly robust rate of economic activity. For example, non-farm payroll increased by a stunning 705,000 in February, the biggest jump in 13 years. A larger-than-expected 4.7 percent increase in real GDP (the nation's output of goods and services, adjusted for inflation) during the second quarter confirmed that the economy was in a strong-growth mode. By summer, there were escalating concerns that the growth rate was unsustainable and that interest rate hikes were forthcoming.
    Despite mounting evidence of inflation, the Federal Reserve Board held to a stable monetary policy, believing the supply-and-demand imbalances in the commodity markets were temporary and that burdensome consumer debt loads would eventually slow the economy without the need for higher interest rates.

                                                           Continued on page two

    Events over the second half of 1996 proved the wisdom of this policy. During the past six months, inflation remained low, GDP growth ran at a relatively modest pace, and commodity prices receded. For the year, core producer prices rose by just 0.6 percent, the second-lowest annual increase on record. Prices at the retail level, which include the volatile food and energy sectors, rose by
3.3 percent.

MARKET REVIEW
    Stability characterized the capital markets over the reporting period. After cutting the key federal funds rate by a quarter-percentage point on January 31, 1996, Federal Reserve policy makers left short-term rates unchanged for the next 12 months. In response to this steady monetary policy, bank lending rates remained in a narrow range during the year.
    The moderate pace of economic growth has continued to foster a generally healthy business and lending environment. Corporate profits have remained strong, and helped to support the repayment of debt obligations. Reflecting widespread confidence of investors and lenders, syndicated leveraged loan volume increased to $134.8 billion in 1996. This represents a 33 percent increase since 1995, according to the Loan Pricing Corporation, with an increase of more than 500 percent since 1991.

OUTLOOK
    We expect interest rates during 1997 to repeat last year's modest fluctuations. Stronger-than-expected U.S. economic growth and faint rumblings of inflationary pressures over the first half of the year could prompt a series of modest credit tightenings by the Fed. We anticipate that by the fourth quarter, the economy will moderate enough to discourage any lingering concerns about inflation and allow interest rates to begin to decline across the yield spectrum.
    Overall, we anticipate that the economy will continue to grow at a controlled pace and that inflation will remain subdued. We expect corporate profits to continue to be strong, as a result of cost-cutting measures and increased attention to shareholder value.
    Additional details about your Fund, including a question-and-answer section with your portfolio manager, are provided in this report. We appreciate your continued confidence in your investment with Van Kampen American Capital.

Sincerely,

[SIG.]
Don G. Powell

Chairman
Van Kampen American Capital
Investment Advisory Corp.

[SIG.]
Dennis J. McDonnell

President
Van Kampen American Capital
Investment Advisory Corp.

           PERFORMANCE RESULTS FOR THE PERIOD ENDED JANUARY 31, 1997

              VAN KAMPEN AMERICAN CAPITAL PRIME RATE INCOME TRUST


 TOTAL RETURNS

Six-month total return(1)..................................     3.44%
One-year total return(1)...................................     6.91%
Five-year average annual total return(1)...................     6.90%
Life-of-Trust average annual total return(1)...............     7.69%
Commencement date..........................................  10/04/89
Distribution rate(2).......................................     7.02%

 SHARE VALUATIONS

Net asset value on 01/31/97................................    $9.99
Six-month high net asset value.............................   $10.01
Six-month low net asset value..............................    $9.98

(1)Total return assumes an investment at the beginning of the period indicated, reinvestment of all distributions for the period and tender of all shares at the end of the period indicated, excluding payment of any early withdrawal charges.

(2)Distribution rate is based upon the offering price and the monthly annualized distributions of the Trust as of January 24, 1997.

Past performance does not guarantee future results. Distribution rates and net asset value may fluctuate with market conditions. Trust shares, when tendered, may be worth more or less than their original cost.

This report is intended for shareholders of the Trust and may not be used as sales literature with prospective investors unless it is preceded or accompanied by the Trust's current prospectus, which gives more complete information about charges and expenses, investment objectives and operating policies. Prospective investors should read the prospectus carefully before investing or sending money.

Market forecasts provided in this report may not necessarily come to pass.

                          PORTFOLIO MANAGEMENT REVIEW
              VAN KAMPEN AMERICAN CAPITAL PRIME RATE INCOME TRUST

We recently spoke with the portfolio manager of Van Kampen American Capital Prime Rate Income Trust about the key events and economic forces that shaped the markets during the first half of the Trust's fiscal year. The Trust's portfolio manager, Jeffrey W. Maillet, senior vice president of Van Kampen American Capital Investment Advisory Corp., has been responsible for the day-to-day management of the Trust's portfolio since its inception. The following excerpts reflect his views on the Trust's performance during the six-month period ended January 31, 1997.


   Q HOW WOULD YOU CHARACTERIZE THE MARKET CONDITIONS FACED BY THE TRUST OVER THE PAST SIX MONTHS?

   A Overall, the Trust has been the beneficiary of a generally positive market environment. We have seen an extended period of moderate but steady economic growth, coupled with a low rate of inflation. Interest rates --
and, therefore, core lending rates -- have not fluctuated significantly during recent months, as reflected in the Trust's relatively consistent distribution rate.
    In addition, the strength of the economy has enhanced corporate profitability, which suggests that many companies should be able to meet their senior loan obligations on a timely basis. Not surprisingly, the senior loan market has been very active, and domestic corporate and industrial loan volume reached $226 billion in the third quarter alone, according to Bank Loan Report. As a result, we can continue to be very selective in our choice of investments and still have plenty of alternatives.
    Of course, the economy is cyclical by nature, so it is inevitable that it will eventually slow down. This would cause a decrease in corporate activity and profitability, making it more difficult for borrowers to service their loan obligations.


   Q  DO YOU SEE AN ECONOMIC SLOWDOWN ON THE HORIZON?

   A We don't anticipate any drastic changes in the near term, but it is still our responsibility to be ready for whatever conditions we encounter. In managing the Trust, we evaluate each individual issuer, weigh the credit risk, and examine the terms of the underlying senior loan agreement before we can include a loan in the portfolio.
    To help us offset some of the potential risk, we have elected to maintain a widely varied portfolio comprised primarily of senior secured loans issued by large domestic corporations. As of January 31, 1997, we had allocated the Trust's assets among more than 20 industry groups, representing over 225 individual companies. If you look through the portfolio, you're sure to recognize a number of these issuers as large, established firms with broad product offerings and widespread market presence.
    Also, we have the luxury of investing in an asset class that has tended to have a high degree of relative stability by its very nature. The Trust's holdings are senior, secured, floating-rate obligations. They tend to reflect the prevailing interest rate environment, so the Trust's value has been less sensitive to interest rate changes. Also, in the event of a bankruptcy, payments to holders of these obligations are, in most cases, given priority over payments to shareholders of subordinated debt and preferred and common equity. Please see page 7 of this report for more explanation.


   Q  DOES THE TRUST'S PERFORMANCE REFLECT THESE POSITIVE CONDITIONS?

   A The Trust has performed well, but we wouldn't limit that statement to the market conditions over the last six months. Throughout its history, the Trust has sought to fulfill its objectives -- a high level of current income, consistent with preservation of capital -- and has done so in a variety of market environments, both good and bad.
    The Trust's total return for the six-month reporting period was 3.44 percent at net asset value, and 6.91 percent over the twelve months ended January 31, 1997. Over the last six months, the Trust's net asset value has remained within a narrow range, between $10.01 and $9.98. The monthly dividend was increased during the reporting period and stands at $0.0584 per share as of January 24, 1997. Based on the January 24, 1997 public offering price of $9.99, this represents a distribution rate of 7.02 percent(1). For more information on the Trust's performance, please refer to the chart on page three.


   Q  HAS THE STRUCTURE OF THE PORTFOLIO CHANGED SIGNIFICANTLY?

   A No. Our top holdings by sector continue to be roughly the same, including allocations to manufacturers, food and beverage companies, food stores, retail stores, and broadcasting concerns. The chart below provides a more complete profile of the portfolio allocations by industry sector.

TOP 10 PORTFOLIO HOLDINGS BY SECTOR*

                                                                AS OF
                                                          JANUARY 31, 1997

Cable.......................................................    10.6%
Manufacturing...............................................     7.9%
Food/Beverage...............................................     7.4%
Entertainment/Leisure.......................................     6.9%
Paper.......................................................     6.7%
Wireless Communications.....................................     6.7%
Health Care.................................................     6.6%
Radio and Television Broadcasting...........................     6.4%
Food Stores.................................................     5.3%
Other.......................................................     5.3%


*As a Percentage of Variable Rate Senior Loan Interests

    We see positive trends in many of these industries, especially in terms of merger and acquisition activity. In many cases, companies are pursuing strategic growth opportunities, which should give them significant competitive advantages over the long run. The senior loan market continues to be an attractive and logical source of funding for these ventures.

   Q  WHAT IS YOUR OUTLOOK FOR THE TRUST AND THE MARKETS IN THE MONTHS AHEAD?

   A The Federal Reserve Board has indicated that they may increase short-term interest rates if economic strength appears to be adequate to fuel potential inflation. The primary factors that tend to fuel inflationary fears, such as wage pressure, producer and consumer price increases, and supply-and-demand imbalances, have not shown any tendencies to increase significantly. However, the economy continues to show modest growth and a short-term interest rate increase in the second quarter cannot be ruled out.
    The strong U.S. economy should continue to attract investments from around the world, which is likely to sustain the demand for the type of senior loans in which the Trust invests. Nevertheless, we will continue to be selective and position the portfolio to participate in this growth without losing sight of the potential for changes in the economy.

[SIG]
Jeffrey W. Maillet

Portfolio Manager

                            A FOCUS ON SENIOR LOANS

The Prime Rate Income Trust invests primarily in senior collateralized loans to U.S. corporations, partnerships, and other business entities which operate in a variety of industries and geographical locations. Senior loans have a number of characteristics which, in the opinion of the Trust's management team, are important to the integrity of the Trust's portfolio. These include:

SENIOR STANDING

    With respect to interest payments, senior loans generally have priority over other classes of loans, preferred stock, or common stocks, though they may have equal status with other senior securities of the borrower. This status is not a guarantee, however, that monies to which the Trust is entitled will be paid. For more details, please refer to the prospectus.

COLLATERAL BACKING

    Senior loans are often secured by collateral that has been pledged by the borrower under the terms of the loan agreement. Forms of collateral include, among others, accounts receivable or inventory, buildings, and real estate. Under certain circumstances, collateral might not be entirely sufficient to satisfy the borrower's obligations in the event of non-payment of scheduled interest or principal, and in some instances may be difficult to liquidate on a timely basis.
    Additionally, a decline in the value of the collateral could cause the loan to become substantially unsecured, and circumstances could arise (such as the bankruptcy of a borrower) which could cause the Trust's security interest in the loan's collateral to be invalidated.

PROTECTIVE COVENANTS

    Many senior loans carry provisions designed to protect the lender in certain circumstances. Still, the Trust's net asset value may fluctuate with changes in the perceived credit quality of the loans in which the Trust has invested and may, from time to time, be more or less than the net asset value at the time of the investment.

                            PORTFOLIO OF INVESTMENTS

                          January 31, 1997 (Unaudited)
--------------------------------------------------------------------------------

Principal
 Amount                                                               Stated            Value
  (000)                         Borrower                            Maturity*           (000)
-----------------------------------------------------------------------------------------------
            VARIABLE RATE ** SENIOR LOAN INTERESTS
            AEROSPACE/DEFENSE  2.5%
 $10,104    Aerostructures Corp., Term Loan -- Manufactures
            and assembles structural aircraft parts..........  09/30/03 to 09/30/04  $   10,133
  22,787    Alliant Techsystems, Inc., Term Loan --
            Manufacturer of ordnance, composite metals.......        03/15/01            22,833
   8,871    Fibers Inc., Term Loans -- Manufacturers of
            Composite Fibers.................................        12/31/01             8,896
  13,586    Grimes Aerospace Co., Term Loan -- Airplane
            electronics manufacturer.........................        12/31/99            13,963
   4,561    Grimes Aerospace Co., Revolving Credit...........        12/31/99             4,757
  50,000    Gulfstream Delaware Corp., Term Loan -- Aircraft
            manufacturer.....................................        09/30/02            50,107
   5,000    MAG Aerospace Industries, Term Loan -- Waste and
            trash systems supplier...........................        06/15/03             5,035
  13,975    Tracor, Inc., Term Loan -- Manufacturer of
            electronic systems and devices for the defense
            and aerospace industries.........................  10/31/00 to 04/30/01      13,996
   8,000    Tri-Star Aerospace, Revolving Credit --
            Distributor of fasteners.........................        09/30/03             8,066
                                                                                     ----------
                                                                                        137,786
                                                                                     ----------
            AUTOMOTIVE  3.3%
  18,167    Bluebird Body Co., Term Loan -- Manufacturer of
            school buses.....................................        11/19/03            18,214
     208    Bluebird Body Co., Revolving Credit..............        11/19/03               208
  21,292    Cambridge Industries, Inc., Term Loan --
            Manufacturer of plastic components for autos.....  05/17/02 to 05/17/04      21,407
  20,691    Collins & Aikman Products Co., Term Loan --
            Manufacturer of auto interiors, home interiors
            and wallpapers...................................  01/13/02 to 12/31/02      20,731
  18,000    Columbus-McKinnon Co., Term Loan -- Manufacturer
            of material handling equipment...................  09/30/01 to 09/30/03      18,043
   4,648    Columbus-McKinnon Co., Revolving Credit..........        09/30/01             4,647
  46,883    Hayes Wheels International, Inc., Term Loan --
            Designer and manufacturer of car and truck
            wheels...........................................  07/31/02 to 07/31/04      46,972
   1,033    Lear Seating Corp., Revolving Credit --
            Manufacturer of automobile and truck seat
            systems..........................................        09/30/01             1,033
  11,933    Numatics, Inc., Term Loan -- Manufacturer of
            pneumatic fluid power equipment..................        12/31/03            12,000
  10,000    Sinter Metals, Inc., Term Loan -- Manufacturer of
            powder metal products............................        06/30/05            10,046
  10,492    Stanadyne Automotive, Term Loan -- Manufacturer
            of diesel injection devices and engine parts.....        12/31/01            10,501
  19,800    Venture Holding Trust, Term Loan -- Manufacturer
            of auto parts....................................        06/30/03            19,849
                                                                                     ----------
                                                                                        183,651
                                                                                     ----------

                                               See Notes to Financial Statements

                          January 31, 1997 (Unaudited)
--------------------------------------------------------------------------------

Principal
 Amount                                                               Stated           Value
  (000)                         Borrower                            Maturity*          (000)
-----------------------------------------------------------------------------------------------

            AUTOMOTIVE (CONTINUED)
            BUILDING/HOUSING  2.0%
 $59,850    National Gypsum Co., Term Loan -- Wallboard
            manufacturer.....................................        09/20/03        $   59,938
  29,381    PrimeCo, Inc., Term Loan -- Equipment leasing....        12/31/02            29,414
  19,667    Walter Industries, Inc., Term Loan -- Home
            builder..........................................        01/22/03            19,685
                                                                                     ----------
                                                                                        109,037
                                                                                     ----------
            CABLE  9.3%
  14,312    Adelphia Cable Partners, L.P., Revolving Credit
            -- Cable television operator.....................        12/31/03            14,400
   3,182    Alexcom Limited Partnership, Term Loan --
            Cellular telephone systems operator..............        06/30/00             3,182
  12,000    Cablevision of Ohio, Term Loan -- Cable
            television owner/operator........................        12/31/05            12,016
   6,000    Cable Systems International, Term Loan
            --Electrical wire and cable manufacturer.........        12/31/02             6,019
  46,500    Charter Communications Entertainment I, Term Loan
            -- Cable television systems operator.............  12/31/03 to 12/31/04      46,608
  23,500    Charter Communications Entertainment II, Term
            Loan -- Cable television systems operator........        09/30/04            23,577
  47,500    Chelsea Communications, Inc., Term Loan -- Cable
            television systems operator......................        09/30/04            47,586
  21,500    Classic Cable, Inc., Term Loan -- Cable
            television systems operator......................        06/30/05            21,602
  16,773    Coaxial Communications of Central Ohio, Term Loan
            -- Cable television systems operator.............        12/31/99            16,646
  26,250    Comcast MH Holdings, Term Loan -- Cable
            television systems operator......................        12/31/03            26,294
   2,844    CSG Systems International, Inc., Term Loan --
            Communications management consultant.............        12/31/00             2,846
  43,000    Falcon Cable Media, Term Loan -- Cable television
            systems operator.................................        07/11/05            43,055
  26,500    Frontiervision Operating Partners, L.P., Term
            Loan -- Cable television systems operator........        06/30/05            26,599
   6,636    Insight Communications, Revolving Credit --Cable
            television systems operator......................        03/31/05             6,702
  18,500    Intermedia Partners, Term Loan --Cable television
            system owner/operator............................        01/01/05            18,535
   6,425    James Cable Partners, L.P., Term Loan -- Cable
            television systems operator......................        06/30/00             6,465
     300    James Cable Partners, L.P., Revolving Credit.....        06/30/00               306
   3,250    Lenfest Communications, Term Loan -- Cable
            television systems operator......................        09/30/03             3,255


                                               See Notes to Financial Statements

                         January 31, 1997 (Unaudited)
--------------------------------------------------------------------------------

Principal
 Amount                                                               Stated           Value
  (000)                         Borrower                            Maturity*          (000)
-----------------------------------------------------------------------------------------------

            CABLE (CONTINUED)
 $ 3,918    Lenfest Communications, Revolving Credit.........        09/30/03        $    3,931
  65,313    Marcus Cable Operating Co., L.P., Term Loan --
            Cable television systems operator................  12/31/02 to 04/30/04      65,663
   1,250    Marcus Cable Operating Co., L.P., Revolving
            Credit...........................................        12/31/02             1,339
   5,000    Mark Twain Cablevision, Term Loan --Cable
            television systems operator......................        06/30/04             5,038
  10,800    Northland Cable Television, Inc., Term Loan --
            Cable television systems operator................        09/30/04            10,853
  47,500    TCI Pacific Communications, Term Loan -- Cable
            television systems operator......................        12/31/04            47,623
   6,441    TCI Southeast, Inc., Term Loan -- Cable
            television systems operator......................        06/30/01             6,451
   7,890    TCI Southeast, Inc., Revolving Credit............        06/30/01             7,907
  25,000    Triax Midwest Association, Term Loan --Cable
            television systems operator......................        06/30/05            25,123
  20,000    UCA Corp., Revolving Credit -- Cable television
            systems operator.................................        09/30/03            20,121
                                                                                     ----------
                                                                                        519,742
                                                                                     ----------
            CHEMICAL  3.0%
   9,134    Cedar Chemicals Corp., Term Loan -- Manufacturer
            of fertilizer....................................        10/30/03             9,169
   8,000    Hampshire Chemical Co., Term Loan -- Manufacturer
            of specialty chemicals...........................        09/01/03             8,014
  53,769    Huntsman Group Holding Corp., Term Loan --
            Integrated chemical, plastic, packaging
            producer.........................................  12/31/02 to 12/31/04      53,871
   7,048    Huntsman Group Holding Corp., Revolving Credit...        12/31/02             7,073
  12,216    Reid Plastics, Inc., Term Loan --Plastic bottle
            manufacturer.....................................        03/31/03            12,298
  15,000    Rheox, Inc., Term Loan -- Chemical additives
            manufacturer.....................................        01/30/04            15,037
  43,442    Sterling Chemicals, Inc., Term Loan -- Commodity
            petrochemical manufacturer.......................        09/30/04            43,630
   6,922    Texas Petrochemicals, Term Loan -- Processor of
            petrochemicals...................................        06/30/04             6,941
  12,442    Thoro System Products, Inc., Term Loan --
            Manufacturer of chemicals for construction
            industry.........................................        12/20/02            11,840
                                                                                     ----------
                                                                                        167,873
                                                                                     ----------

                                               See Notes to Financial Statements

                          January 31, 1997 (Unaudited)
--------------------------------------------------------------------------------

Principal
 Amount                                                               Stated           Value
  (000)                         Borrower                            Maturity*          (000)
-----------------------------------------------------------------------------------------------

            ELECTRIC/ELECTRONICS  2.1%
 $ 6,825    Banker's Systems, Inc., Term Loan -- Supplier of
            compliance services and products.................        11/01/02        $    6,824
  33,250    Berg Electronics, Inc., Term Loan -- Manufacturer
            of electronic connectors.........................        12/31/02            33,301
  14,432    Circo Craft Technology, Inc., Term Loan
            --Manufacturer of printed circuit boards and
            backplanes.......................................  11/30/02 to 06/30/05      14,469
   1,850    Exide Electronics Group, Inc., Term Loan --
            Manufacturer of uninterruptible power supply
            products.........................................        03/13/01             1,856
   2,600    Exide Electronics Group, Inc., Revolving
            Credit...........................................        03/13/01             2,614
   9,500    HG Holdings, Inc., Term Loan -- Payment and
            information processing provider..................        06/30/01             9,543
  10,000    Phase Metrics, Inc., Term Loan -- Manufacturer of
            computer production test equipment...............        11/27/01            10,046
  20,000    Primark Corp., Term Loan -- Information services
            provider.........................................        06/30/02            20,018
   8,358    Rowe International, Inc., Term Loan --
            Manufacturer of jukeboxes and electronic
            equipment (d)....................................        12/31/97             7,105
   9,000    Sarcom, Inc., Term Loan -- Information services
            provider.........................................        12/31/02             9,000
                                                                                     ----------
                                                                                        114,776
                                                                                     ----------
            ENTERTAINMENT/LEISURE  6.0%
  80,053    AMF Group, Inc., Term Loan -- Bowling center
            operator and equipment manufacturer..............  03/31/01 to 03/31/04      80,171
     356    AMF Group, Inc., Revolving Credit................        03/31/01               356
   5,403    DW Investment, Inc., Revolving Credit --
            Communications and entertainment conglomerate....        08/09/00             5,408
   6,343    Fairways Group, L.P., Term Loan -- Multiple golf
            course owner/operator............................        04/30/02             6,411
  30,000    Fleer Corp., Term Loan -- Comic books and sports
            cards............................................        02/28/02            30,023
   6,000    H.E.C. Investments, Inc., Term Loan -- Fitness
            club operator....................................        12/31/00             6,017
  23,460    Marvel IV Holdings, Revolving Credit -- Comic
            books, sports cards, and outdoor equipment.......        06/03/99            23,636
  28,571    Metro-Goldwyn-Mayer, Term Loan --
            Movie/television producer........................        09/30/02            29,175
  10,171    Metro-Goldwyn-Mayer, Revolving Credit............        09/30/01            11,258
  15,705    M.W. Manufacturer, Term Loan -- Manufacturer of
            sporting goods and table games...................        09/15/02            15,762
27,667..    Orion Pictures Corp., Term Loan -- Theatrical
            production.......................................        06/30/01            27,811
  24,130    Six Flags Theme Parks, Term Loan -- Theme park
            operator.........................................        06/23/03            24,162
   6,700    Sportcraft, Ltd., Term Loan -- Supplier of
            branded sporting goods...........................        12/31/02             6,747



                                               See Notes to Financial Statements

                          January 31, 1997 (Unaudited)
--------------------------------------------------------------------------------

Principal
 Amount                                                               Stated           Value
  (000)                         Borrower                            Maturity*          (000)
-----------------------------------------------------------------------------------------------

            ENTERTAINMENT/LEISURE (CONTINUED)
 $ 8,250    TW Recreational Service, Term Loan -- Provider of
            food and services for state and national parks...        09/30/02        $    8,288
   9,700    The U.S. Playing Card Co., Term Loan --
            Manufacturer/distributor of playing cards........        09/30/02             9,664
  15,000    Vail Corp., Term Loan -- Mountain resort
            operator.........................................        04/15/04            15,022
  36,813    Viacom, Inc., Term Loan -- Entertainment
            media/television programming.....................        07/01/02            36,839
                                                                                     ----------
                                                                                        336,750
                                                                                     ----------
            FINANCE  0.6%
   4,642    Ark Asset Holdings, Inc., Term Loan --
            Institutional money manager......................        11/30/01             4,642
  14,000    Blackstone Capital Co., Term Loan -- Financial
            services.........................................        05/31/99            14,050
  14,947    Outsourcing Solutions, Inc., Term Loan --
            Provider of accounts receivable management
            services.........................................        11/01/03            14,981
                                                                                     ----------
                                                                                         33,673
                                                                                     ----------
            FOOD/BEVERAGE  6.5%
  10,973    American Italian Pasta Co., Term Loan -- Pasta
            products producer................................        02/28/04            11,017
  11,535    Amerifoods, Inc., Term Loan -- Manufacturer of
            snack foods and bakery products..................  12/31/97 to 06/30/02      10,960
   4,158    Edwards Baking Corp., Term Loan -- Manufacturer
            of bakery products...............................  09/30/00 to 10/31/02       4,173
  22,274    Foodbrands America, Term Loan -- Manufacturer of
            food products....................................  01/15/00 to 02/28/03      22,326
     456    Foodbrands America, Revolving Credit.............        01/15/00               458
   4,863    Ghirardelli Holdings Corp., Term Loan --
            Manufacturer of chocolate products...............        03/30/03             4,902
   9,957    IM Stadium, Inc., Term Loan -- Sports stadium
            concessions......................................  12/31/02 to 12/31/03      10,002
  34,000    International Home Food, Term Loan --
            Manufacturer of branded food products............  09/30/04 to 09/30/05      34,045
  14,868    Keebler Holding Corp., Term Loan -- Manufacturer
            and distributor of cookies and crackers..........  07/31/03 to 07/31/04      14,889
   1,495    Mistic Brands, Inc., Revolving Credit -- Producer
            and marketer of carbonated and non-carbonated
            beverages........................................        09/30/99             1,529
   5,375    Mistic Brands, Inc., Term Loan...................        09/30/01             5,474
  18,810    President Baking Co., Inc., Term Loan --
            Bread/bread products manufacturer................        12/30/02            18,750
  39,838    Rykoff-Sexton, Inc., Term Loan -- Distributor and
            manufacturer of food and related non-food
            products.........................................  10/31/02 to 04/30/03      39,922



                                               See Notes to Financial Statements

                          January 31, 1997 (Unaudited)
--------------------------------------------------------------------------------

Principal
 Amount                                                               Stated           Value
  (000)                         Borrower                            Maturity*          (000)
-----------------------------------------------------------------------------------------------

            FOOD/BEVERAGE (CONTINUED)
 $46,011    S.C. International Services, Term Loan --
            In-flight food services..........................  09/30/00 to 09/30/03  $   46,126
  14,108    Select Beverages, Inc., Term Loan -- Independent
            bottler..........................................  06/30/01 to 06/30/02      14,138
  66,664    Silgan Corp., Term Loan -- Manufacturer of food
            cans.............................................  12/31/00 to 03/15/02      66,665
   3,307    Silgan Corp., Revolving Credit...................        12/31/00             3,307
  25,000    Stroh Brewery Co., Term Loan -- Beer producer and
            distributor......................................        06/30/03            25,110
  20,779    Van De Kamp's, Inc., Term Loan -- Frozen seafood
            processor/distributor............................  04/30/03 to 09/30/03      20,847
   7,219    Windsor Quality Food, Term Loan -- Frozen food
            processor........................................        12/31/01             7,246
                                                                                     ----------
                                                                                        361,886
                                                                                     ----------
            FOOD STORES  4.6%
  34,013    Bruno's, Inc., Term Loan -- Southeastern retail
            food chain operator..............................  02/18/03 to 02/18/05      34,216
  12,870    Carr-Gottstein Foods, Term Loan -- Alaska based
            retail food chain operator.......................        12/31/02            12,880
   9,821    Core-Mark International, Revolving Credit --
            Wholesale distributor............................        06/30/01             9,937
  20,128    Grand Union Co., Term Loan -- New York based
            retail food chain operator.......................        06/15/02            20,134
   7,733    Harvest Foods, Inc., Term Loan -- Mississippi
            based retail food chain operator (d) (f).........        06/30/02             5,839
  28,429    Pathmark Stores, Inc., Term Loan -- New Jersey
            based retail food chain operator.................  07/31/98 to 10/31/99      28,412
   2,523    Pathmark Stores, Inc., Revolving Credit..........        07/31/98             2,476
   2,691    Ralph's Grocery Co., Revolving Credit -- Los
            Angeles, California based retail food chain
            operator.........................................        06/15/01             2,702
  68,553    Ralph's Grocery Co., Term Loan...................  06/15/01 to 02/15/04      68,691
  61,846    Smith Food & Drug Center, Term Loan -- Food and
            drug retailer....................................  08/31/02 to 08/31/05      62,100
   8,331    Star Markets Co., Inc., Term Loan -- New England
            based retail food chain operator.................  01/31/01 to 12/31/02       8,332
   2,174    Star Markets Co., Inc., Revolving Credit.........        01/31/01             2,177
                                                                                     ----------
                                                                                        257,896
                                                                                     ----------
            FUEL RETAILER  0.1%
   2,877    Truckstops of America, Inc., Term Loan --
            Interstate fueling stations operator.............        12/10/00             2,845
                                                                                     ----------


                                               See Notes to Financial Statements

                          January 31, 1997 (Unaudited)
--------------------------------------------------------------------------------

Principal
 Amount                                                               Stated           Value
  (000)                         Borrower                            Maturity*          (000)
-----------------------------------------------------------------------------------------------
            HEALTHCARE  5.8%
 $13,101    Alaris Medial Systems, Inc., Term Loan --
            Infusion systems provider........................  11/30/03 to 05/31/05  $   13,117
   4,200    Alaris Medial Systems, Inc., Revolving Credit....        08/30/02             4,200
  59,493    Community Health Systems, Inc., Term Loan --
            Provider of healthcare services..................  12/31/03 to 12/31/05      59,706
  37,500    Corning Clinical Labs, Term Loan -- Clinical
            testing laboratory operator......................  12/15/02 to 12/15/03      37,720
  57,067    Dade International, Inc., Term Loan -- Medical
            equipment manufacturer/marketer..................  12/31/01 to 12/31/04      57,291
  15,833    Graphic Controls Corp., Term Loan -- Manufacturer
            of medical equipment.............................        09/28/03            15,867
  24,787    Integrated Health Services, Inc., Revolving
            Credit -- Provider of post-acute healthcare
            services.........................................        06/30/02            24,942
   7,563    Magellan Health Services, Revolving Credit --
            Behavorial healthcare services provider..........  10/16/00 to 10/16/01       7,579
   7,000    Medical Specialities, Term Loan -- Supplier of
            medical pumps and consumables....................  06/30/01 to 06/30/04       7,035
   9,975    Mediq/PRN Life Support, Term Loan -- Medical
            equipment rental operator........................        09/30/04            10,023
  18,315    Merit Behavioral Corp., Term Loan -- Psychiatric
            hospital operator................................        10/06/03            18,365
  60,000    National Medical Care, Inc., Term Loan -- Kidney
            dialysis service provider........................        09/30/03            60,278
   6,000    Premiere Ambulatory, Term Loan -- Outpatient
            surgery centers..................................  06/30/01 to 06/30/03       6,046
                                                                                     ----------
                                                                                        322,169
                                                                                     ----------
            MANUFACTURING  6.9%
   7,481    CII Carbon, L.L.C., Term Loan -- Calcined coke
            producer.........................................        09/30/04             7,521
  12,344    Calmar, Inc., Term Loan -- Manufacturer of
            dispensing and spray products....................  09/15/03 to 03/15/04      12,365
   9,844    CBP Resources, Inc., Term Loan -- Manufacturer of
            animal feed ingredients..........................        09/30/03             9,884
  15,238    Dal-Tile Group, Inc., Term Loan -- Ceramic tile
            and floor covering manufacturer/retailer.........        12/31/02            15,264
   3,429    Dal-Tile Group, Inc., Revolving Credit...........        12/31/02             3,434
  21,868    Desa International, Inc., Term Loan --
            Diversified manufacturer of heaters, fireplaces,
            and specialty tools..............................        02/28/03            21,981
  52,500    E&S Holding Corp., Term Loan -- Manufacturer of
            sporting goods/juvenile products.................  09/30/03 to 03/30/06      52,550
     750    E&S Holding Corp., Revolving Credit..............        09/30/03               750

                                               See Notes to Financial Statements

                          January 31, 1997 (Unaudited)
--------------------------------------------------------------------------------

Principal
 Amount                                                               Stated           Value
  (000)                         Borrower                            Maturity*          (000)
-----------------------------------------------------------------------------------------------

            MANUFACTURING (CONTINUED)
 $ 9,321    Ebel USA, Inc., Term Loan -- Manufacturer of
            luxury time pieces...............................        09/30/01        $    9,318
   1,946    Essex Group, Inc., Revolving Credit --
            Manufacturer of electrical wire and cable........        10/31/01             1,972
  10,625    Health O Meter, Inc., Term Loan -- Manufacturer
            of small appliances..............................        08/15/01            10,569
  10,000    Hedstrom Corp., Term Loan -- Manufacturer of
            children's outdoor toys..........................        04/27/01            10,023
   6,484    Identity Group, Inc., Term Loan -- Manufacturer
            of identity products.............................        11/22/03             6,513
  10,435    Intermetro Industries Corp., Term Loan --
            Manufacturer of metal/polymer storage products...  06/30/03 to 06/30/04      10,404
  36,022    International Wire Group, Term Loan --
            Manufacturer of auto, appliance, and
            communication wires..............................  09/30/02 to 09/30/03      36,105
   9,634    IPC, Inc., Term Loan -- Manufacturer of packaging
            materials........................................        09/30/01             9,647
   2,306    IPC, Inc., Revolving Credit......................        09/30/01             2,314
  29,001    Johnstown America, Term Loan -- Manufacturer of
            railcars.........................................        03/31/03            29,063
  20,045    Lifestyle Furnishing, Term Loan -- Manufacturer
            of furniture and fabric..........................        08/30/04            20,139
   8,400    Mettler Toledo Holdings, Term Loan --
            Manufacturer of weighing instruments.............  12/31/03 to 12/31/04       8,427
   5,000    Precise Technology, Term Loan -- Custom injection
            molding company..................................        03/31/03             5,037
   5,542    Rayovac Corp., Term Loan -- Manufacturer of
            battery, lighting products.......................  09/30/03 to 09/30/04       5,553
  10,000    RBX Corp., Term Loan -- Manufacturer of rubber
            products.........................................        12/31/03            10,018
   9,682    RTI Funding Corp., Term Loan -- Manufacturer of
            building blocks for children.....................  02/08/03 to 02/03/04       9,731
   8,810    Safelite Glass Corp, Term Loan -- Manufacturer of
            auto glass replacement...........................  12/19/02 to 12/09/04       8,851
   1,000    Samsonite Corp., Term Loan -- Manufacturer of
            luggage..........................................        07/14/00             1,000
     111    Samsonite Corp., Revolving Credit................        07/14/00               111
   6,957    Simmons Co., Term Loan -- Manufacturer and
            distributor of bedding...........................        03/31/03             6,977
  12,944    Superior Telecom, Inc., Revolving Credit --
            Manufacturer of copper wire and cable............        10/31/01            13,017
  24,000    UCAR International, Inc., Term Loan --
            Manufacturer of graphite/carbide electrodes......        12/31/02            24,030

                                               See Notes to Financial Statements

                          January 31, 1997 (Unaudited)
--------------------------------------------------------------------------------

Principal
 Amount                                                               Stated           Value
  (000)                         Borrower                            Maturity*          (000)
-----------------------------------------------------------------------------------------------

            MANUFACTURING (CONTINUED)
 $ 7,871    U.F. Acquisition, Term Loan -- Provider of
            fixtures and storage for retail stores...........        12/15/02        $    7,941
  13,965    Wesley Jessen Corp., Term Loan -- Manufacturer of
            contact lenses...................................        02/29/04            14,040
                                                                                     ----------
                                                                                        384,549
                                                                                     ----------
            PAPER  5.9%
  22,394    Advo, Inc., Term Loan -- Direct mail marketing
            company..........................................        03/31/04            22,458
  27,118    Crown Paper Co./Crown Vantage, Inc., Term Loan --
            Producer of value-added paper products...........  06/30/02 to 08/22/03      27,117
   1,504    Crown Paper Co./Crown Vantage, Inc., Revolving
            Credit...........................................        06/30/02             1,512
   5,000    CST Office Products, Inc., Term Loan --
            Manufacturer and distributor of stock computer
            forms............................................        12/31/01             5,071
  35,311    Fort Howard Corp., Term Loan -- Paper
            manufacturer.....................................  03/31/02 to 12/31/02      35,417
 105,623    Jefferson Smurfit Corp., Term Loan -- Corrugated
            paper products manufacturer......................  04/30/01 to 10/31/02     105,733
  27,947    S.D. Warren Co., Term Loan -- Coated-free paper
            manufacturer.....................................        04/26/04            27,993
  91,673    Stone Container Corp., Term Loan -- Paper
            products manufacturer............................  04/01/00 to 10/01/03      91,757
   1,587    Stone Container Corp., Revolving Credit..........        05/15/99             1,587
   7,200    Stronghaven, Inc., Term Loan -- Corrugated
            container manufacturer...........................        05/15/04             7,248
                                                                                     ----------
                                                                                        325,893
                                                                                     ----------
            PERSONAL/NON-DURABLE  2.7%
   6,396    Chattem, Inc., Term Loan -- Manufacturer and
            marketer of OTC pharmaceuticals..................        10/30/02             6,417
  44,280    Mary Kay Cosmetics, Term Loan -- Direct cosmetic
            sales............................................        12/06/02            44,294
   8,000    Personal Care Holdings, Term Loan -- Manufacturer
            and marketer of consumer products................        04/09/03             8,055
  37,935    Playtex Products, Inc., Term Loan -- Manufacturer
            of beauty aid and hygiene products...............        06/30/02            37,969
  54,577    Revlon Consumer Products Corp., Term Loan --
            Manufacturer of cosmetics........................        12/31/00            54,893
                                                                                     ----------
                                                                                        151,628
                                                                                     ----------

                                               See Notes to Financial Statements

                          January 31, 1997 (Unaudited)
--------------------------------------------------------------------------------

Principal
 Amount                                                               Stated           Value
  (000)                         Borrower                            Maturity*          (000)
-----------------------------------------------------------------------------------------------
            PRINTING  3.7%
 $21,280    Advanstar Holdings, Inc., Term Loan -- Trade
            magazine publisher and trade show exhibitor......  12/31/02 to 12/31/03  $   21,406
  47,184    American Media Operations, Inc., Term Loan --
            Magazine/newspaper publisher.....................  09/30/01 to 09/30/02      47,054
  16,041    Brylane, L.P., Term Loan -- Catalog retailer of
            apparel..........................................  01/31/02 to 02/28/03      16,082
   7,663    Garden State Newspapers, Term Loan -- Suburban
            newspaper operator...............................        03/31/04             7,704
  10,274    Garden State Newspapers, Revolving Credit........  06/30/03 to 03/31/04      10,360
  27,525    Journal News, Inc., Term Loan -- Multiple
            newspaper printer................................        12/31/02            27,547
   4,000    K III Communications, Term Loan -- Diversified
            publisher........................................        06/30/04             4,017
  22,250    Peterson Publications, Term Loan -- Consumer
            magazines publisher..............................  12/31/02 to 09/30/04      22,341
  12,000    Polyfibron Technologies, Inc., Term Loan --
            Manufacturer/marketer of consumable printing
            products.........................................        12/28/03            12,030
  26,730    Treasure Chest Advertising, Term Loan --
            Advertising circular producer....................        12/31/01            26,739
  10,000    Treasure Chest Advertising, Revolving Credit.....        12/31/01            10,020
                                                                                     ----------
                                                                                        205,300
                                                                                     ----------
            RADIO AND TELEVISION BROADCASTING  5.7%
   5,160    American Radio Systems, Revolving Credit -- Radio
            station owner/operator...........................        12/31/04             5,327
  13,497    Benedek Broadcasting Corp., Term Loan --
            Television station owner/operator................  05/01/01 to 11/01/02      13,515
  10,000    Citicasters, Inc., Term Loan -- Radio station
            owner/operator...................................        06/12/04            10,041
  35,000    Eller Media Co., Term Loan -- Outdoor
            advertiser.......................................        12/31/04            35,079
   4,800    Evergreen Media Corp., Term Loan -- Radio station
            owner/operator...................................        12/31/02             4,802
  10,544    Evergreen Media Corp., Revolving Credit..........        12/31/02            10,549
  10,952    Katz Media Corp., Term Loan -- Media
            representation firm..............................        12/31/04            10,972
   1,286    Katz Media Corp., Revolving Credit...............        12/31/04             1,293
  45,798    Outdoor Systems, Inc., Term Loan -- Outdoor
            advertiser.......................................  12/31/02 to 12/31/03      46,731
  15,000    Patterson Broadcasting, Term Loan -- Radio
            station operator.................................        06/30/04            15,078
  10,246    River City Broadcasting, L.P., Term Loan --
            Midwestern radio station owner/operator..........        12/31/99            10,285
  62,630    Sinclair Broadcasting Group, Inc., Term Loan --
            Television and radio station owner/operator......  12/31/02 to 11/30/03      62,715
   6,705    Sinclair Broadcasting Group, Inc., Revolving
            Credit...........................................        11/30/03             6,710
   9,511    SKTV, Inc., Term Loan -- Television station
            owner/operator...................................        07/31/02             9,450

                                               See Notes to Financial Statements

                          January 31, 1997 (Unaudited)
--------------------------------------------------------------------------------

Principal
 Amount                                                               Stated           Value
  (000)                         Borrower                            Maturity*          (000)
-----------------------------------------------------------------------------------------------

            RADIO AND TELEVISION BROADCASTING (CONTINUED)
 $ 7,000    Smith Television, Term Loan -- Television station
            owner/operator...................................        12/31/02        $    7,035
  22,737    Sullivan Broadcasting, Term Loan -- Television
            station owner/operator...........................        12/31/03            22,793
   1,680    Sullivan Broadcasting, Revolving Credit..........        12/31/03             1,683
  11,298    Universal Outdoor, Inc., Revolving Credit --
            Outdoor advertiser...............................        09/30/03            11,401
  29,700    Young Broadcasting, Inc., Term Loan -- Television
            broadcaster......................................        09/30/03            29,717
      48    Young Broadcasting, Inc., Revolving Credit.......        09/30/03                67
                                                                                     ----------
                                                                                        315,243
                                                                                     ----------
            RESTAURANTS  0.3%
   8,778    America's Favorite Chicken Co., Term Loan --
            Church's and Popeye's Fried Chicken
            restaurants......................................        10/31/01             8,778
     960    Carvel Corp., Term Loan -- Soft ice cream
            products franchiser..............................        12/31/98               960
   4,129    Long John Silver's Restaurants, Inc., Term Loan
            -- Retail seafood restaurant owner/operator......        09/30/04             4,444
                                                                                     ----------
                                                                                         14,182
                                                                                     ----------
            RETAIL  3.9%
     100    American Blind and Wallpaper Factory, Inc., Term
            Loan -- Wallcover distributor....................        03/07/97                99
  32,500    Camelot Music, Inc., Term Loan -- Retail
            distributor of music and video
            cassettes (d) (f)................................        02/28/02            24,394
  17,525    Color Tile, Inc., Term Loan -- National retailer
            of floor and wall covering products (d)..........        12/31/98            12,267
   1,191    Color Tile Holdings, Inc., Revolving
            Credit (d).......................................        12/31/97             1,170
   8,000    CSK Auto, Inc., Term Loan -- Auto parts
            retailer.........................................        10/31/03             8,108
   4,560    CSK Auto, Inc., Revolving Credit.................        10/31/03             4,654
  26,369    Federated Department Stores, Inc., Term Loan --
            National department store chain..................        03/31/00            26,471
   2,985    Kirkland's Holdings, Term Loan -- Retailer of
            decorative home accessories and gift items.......        06/30/02             3,002
  37,500    Kmart Corp., Term Loan -- International mass
            merchandise retailer.............................        06/17/99            38,016
  13,780    Luxottica U.S. Holdings, Term Loan -- Eyewear
            retailer and manufacturer........................        06/30/01            13,787
   6,700    Movie Gallery, Term Loan -- Video speciality
            retailer.........................................        06/30/00             6,715
   7,435    Nebraska Book Co., Term Loan -- Used book
            distributor......................................        10/31/03             7,457
  26,000    Payless Cashways, Inc., Term Loan -- Building
            products retailer................................        11/20/00            26,107

                                               See Notes to Financial Statements

                          January 31, 1997 (Unaudited)
--------------------------------------------------------------------------------

Principal
 Amount                                                               Stated           Value
  (000)                         Borrower                            Maturity*          (000)
-----------------------------------------------------------------------------------------------

            RETAIL (CONTINUED)
 $11,143    Payless Cashways, Inc., Revolving Credit.........        11/20/00        $   11,219
  10,879    Peebles, Inc., Term Loan -- Mid-Atlantic
            retailer.........................................        06/09/02            11,045
  19,375    QVC Programming, Term Loan -- Home shopping
            television network...............................        02/15/02            19,422
     261    Service Merchandise, Revolving Credit -- Catalog
            retailer.........................................        06/08/99               304
                                                                                     ----------
                                                                                        214,237
                                                                                     ----------
            TEXTILES  2.1%
  11,385    American Marketing Industries, Inc., Term Loan --
            Textile manufacturer.............................        11/30/02            11,447
   5,750    Homemakers Industries, Term Loan -- Manufacturer
            of braided rugs..................................        06/30/04             5,786
   8,598    Hosiery Corp. of America, Term Loan --
            Manufacturer/direct mail marketer of women's
            hosiery..........................................        07/31/01             8,468
   7,950    Ithaca Industries, Inc., Term Loan --
            Undergarment and hosiery manufacturer............        08/31/99             8,104
     775    Ithaca Industries, Inc., Revolving Credit........        08/31/99               917
  14,652    Johnston Industries, Term Loan -- Diversified
            manufacturer of home furnishings and textiles....        03/28/03            14,743
  32,517    London Fog Industries, Inc., Term Loan --
            Manufacturer of rainwear and outerwear (e).......        05/31/02            24,913
  12,500    Maxim Group, Inc., Term Loan -- Retail chain of
            floor coverings..................................        09/30/03            12,544
  20,000    Polymer Group, Inc., Term Loan -- Manufacturer of
            polyolefin products..............................        03/31/02            20,036
   7,200    William Carter Co., Term Loan -- Manufacturer of
            children's clothing..............................        10/30/03             7,232
                                                                                     ----------
                                                                                        114,190
                                                                                     ----------
            TRANSPORTATION  0.7%
  13,547    Atlas Air, Inc., Revolving Credit -- Air cargo
            carrier..........................................        06/30/98            13,618
  26,162    Continental Micronesia, Term Loan -- Commercial
            airlines.........................................  07/31/01 to 07/31/03      26,222
                                                                                     ----------
                                                                                         39,840
                                                                                     ----------
            WIRELESS COMMUNICATIONS  5.9%
  23,250    Arch Communications Group, Inc., Term Loan --
            Wireless communications operator.................  12/31/02 to 12/31/03      23,287
   2,100    Arch Communications Group, Inc., Revolving
            Credit...........................................        12/31/02             2,101
   5,000    Clarity Telecom, Inc., Term Loan -- Seller and
            servicer of telephone systems and software.......        11/30/02             5,024
  12,098    Comcast Cellular Communications, Revolving Credit
            -- Cellular systems operator.....................        09/30/03            12,206
  17,739    Comcast Cellular Communications, Term Loan.......        09/30/04            17,882



                                               See Notes to Financial Statements

                          January 31, 1997 (Unaudited)
--------------------------------------------------------------------------------

Principal
 Amount                                                               Stated           Value
  (000)                         Borrower                            Maturity*          (000)
-----------------------------------------------------------------------------------------------

            WIRELESS COMMUNICATIONS (CONTINUED)
 $ 6,585    Intesys Technologies, Inc., Term Loan --
            Equipment manufacturer for
            telecommunications/autos.........................        12/31/01        $    6,597
  45,735    Mobilemedia Communications, Term Loan --
            Nationwide paging operator.......................  06/30/02 to 06/30/03      44,937
   1,616    Mobilemedia Communications, Revolving Credit.....        06/30/02             1,597
  60,000    Nextel Communications, Term Loan -- Wireless
            communications operator..........................        06/30/03            60,873
  12,769    Shared Technologies, Term Loan -- Provider of
            telecommunications services......................  03/30/01 to 03/31/03      12,821
     667    Shared Technologies, Revolving Credit............        03/30/01               675
  13,050    Skytel Corp., Revolving Credit -- Wireless
            communications operator..........................        12/31/01            13,117
  50,000    Sprint Spectrum, L.P., Term Loan -- Wireless
            communications operator..........................        01/31/02            50,636
   9,500    Teletouch Communications, Term Loan -- Wireless
            communications operator..........................        11/30/03             9,652
  65,000    Western Wireless Corp., Term Loan -- Cellular and
            personal communications services operator........        03/31/05            65,049
                                                                                     ----------
                                                                                        326,454
                                                                                     ----------
            OTHER  4.6%
  11,925    Alliance Coal Corp., Term Loan -- Coal mining....  12/31/01 to 12/31/02      11,971
  43,065    Allied Waste North America, Term Loan -- Waste
            service..........................................  06/30/01 to 06/30/05      43,271
  25,000    Amax Gold, Inc., Term Loan -- Gold and silver
            mining and processing............................        12/31/01            25,152
   9,900    American Disposal Services, Term Loan -- Waste
            service..........................................        06/30/03             9,950
   9,950    Anker Coal Group, Inc., Term Loan -- Coal
            mining...........................................        06/30/04             9,998
  20,630    Borg-Warner Security Corp., Term Loan --
            Protection services..............................        12/31/98            20,961
  16,536    Brand Scaffold Services, Term Loan -- Industrial
            scaffolding rental services......................  09/30/02 to 09/30/04      16,622
   9,671    Fairmont Minerals, Ltd., Term Loan -- Silica pond
            and gravel supplier..............................        03/31/03             9,722
  13,075    Loewen Group, Inc., Revolving Credit -- Funeral
            home and cemetery owner/operator.................        05/29/01            13,220
   6,475    Rigco North America, Inc., Term Loan -- Oil rig
            owner/operator...................................        09/30/98             6,516
  22,616    Ryder TRS, Inc., Term Loan -- Rental
            truck/trailer operator...........................        10/31/01            22,672
   5,000    SMC Acquisition Corp., Term Loan -- Carts/storage
            lockers..........................................        06/30/03             5,023


                                               See Notes to Financial Statements

                          January 31, 1997 (Unaudited)
--------------------------------------------------------------------------------

Principal
 Amount                                                               Stated           Value
  (000)                         Borrower                            Maturity*          (000)
-----------------------------------------------------------------------------------------------

            OTHER (CONTINUED)
 $19,923    United Stationers Supply Co., Term Loan --
            Distributor of office products...................        10/31/03        $   19,965
  34,612    US Office Products, Revolving Credit -- Office
            products retailer................................        08/21/01            34,876
   8,760    USS Acquisition, Inc., Term Loan -- Producer of
            industrial silica................................        12/31/03             8,828
                                                                                     ----------
                                                                                        258,747
                                                                                     ----------
            TOTAL VARIABLE RATE ** SENIOR LOAN
            INTERESTS  88.2%.................................                         4,898,347
                                                                                     ----------


                                               See Notes to Financial Statements

                          January 31, 1997 (Unaudited)
--------------------------------------------------------------------------------

                                                                                        Value
                                 Borrower                                               (000)
------------------------------------------------------------------------------------------------
            EQUITIES  0.3%
            America's Favorite Chicken Co. (604,251 common shares) (b)(c)...........  $    2,004
            America's Favorite Chicken Co. ($3,486,400 par amount of preferred stock, 10.0% coupon, maturity 04/11/04, convertible into 10.0% cash pay
            subordinated debt) (b)(e)...............................................       3,487
            Best Products Co., Inc. (297,480 common shares) (c).....................           0
            Best Products Co., Inc. (Warrants for 28,080 common shares) (c).........           0
            Classic Cable, Inc. (Warrants for 760 common shares) (c)................           0
            Dan River, Inc., Class A (10,975 common shares) (b)(c)..................       1,967
            Flagstar Cos., Inc. (8,755 common shares) (c)...........................           9
            London Fog Industries, Inc. (10,833,012 common shares) (b)(c)...........           0
            London Fog Industries, Inc., ($19,181,547 par amount of preferred stock,
            17.5% coupon, maturity 05/31/02) (b)(e).................................       9,591
            Nextel Communications, Inc. (Warrants for 60,000 common
            shares) (b)(c)..........................................................          23
            RIGCO, North America, L.L.C (Warrants for .325% interest of company's
            fully diluted equity)...................................................          16
                                                                                      ----------
            TOTAL EQUITIES..........................................................      17,097
                                                                                      ----------
            TOTAL LONG-TERM INVESTMENTS  88.5%
            (Cost $4,932,113,535) (a)...............................................   4,915,444
                                                                                      ----------
            SHORT-TERM INVESTMENTS AT AMORTIZED COST
            COMMERCIAL PAPER  1.1%
            Comdisco, Inc. ($20,000,000 par, maturing 02/10/97, yielding 5.45%).....      19,973
            Cox Communications, Inc. ($20,000,000 par, maturing 02/10/97 to
            02/14/97, yielding 5.45% to 5.46%)......................................      19,966
            Federal Express Corp. ($20,000,000 par, maturing 02/03/97, yielding
            5.47%)..................................................................      19,994
                                                                                      ----------
            TOTAL COMMERCIAL PAPER..................................................      59,933
                                                                                      ----------
            SHORT-TERM LOAN PARTICIPATIONS  9.7%
            American Stores Co. ($30,000,000 par, maturing 02/03/97, yielding
            5.60%)..................................................................      30,000
            Army & Air Force Exchange ($30,000,000 par, maturing 02/21/97, yielding
            5.37%)..................................................................      30,000
            Baxter International, Inc. ($23,800,000 par, maturing 02/03/97, yielding
            5.34%)..................................................................      23,800
            Cabot Corp. ($25,000,000 par, maturing 02/04/97 to 02/21/97, yielding
            5.45% to 5.50%).........................................................      25,000
            Centex Corp. ($12,300,000 par, maturing 02/03/97, yielding 5.62%).......      12,300
            Conagra Inc. ($30,000,000 par, maturing 02/03/97 to 02/12/97, yielding
            5.44% to 5.49%).........................................................      30,000
            Echlin, Inc. ($30,000,000 par, maturing 02/03/97, yielding 5.50%).......      30,000
            Electronic Data Services Corp. ($25,000,000 par, maturing 02/21/97,
            yielding 5.33%).........................................................      25,000
            Englehard Corp. ($20,000,000 par, maturing 02/04/97, yielding 5.32%)....      20,000
            Enron Oil & Gas Co. ($30,000,000 par, maturing 02/03/97, yielding
            5.45%)..................................................................      30,000
            FMC Corp. ($15,000,000 par, maturing 02/21/97, yielding 5.50%)..........      15,000
            Georgia Power Corp. ($5,000,000 par, maturing 02/14/97, yielding
            5.35%)..................................................................       5,000
            Hertz Corp. ($30,000,000 par, maturing 02/07/97 to 02/10/97, yielding
            5.34%)..................................................................      30,000
            IKON Office Solutions, Inc. ($10,000,000 par, maturing 02/03/97,
            yielding 5.60%).........................................................      10,000

                                               See Notes to Financial Statements

                          January 31, 1997 (Unaudited)
--------------------------------------------------------------------------------

                                                                                        Value
                                 Borrower                                               (000)
------------------------------------------------------------------------------------------------

            SHORT-TERM LOAN PARTICIPATIONS (CONTINUED)
            Indiana Gas, Inc. ($30,000,000 par, maturing 02/07/97 to 03/03/97,
            yielding 5.35% to 5.40%)................................................  $   30,000
            MAPCO, Inc. ($5,000,000 par, maturing 02/21/97, yielding 5.49%).........       5,000
            Mead Corp. ($30,000,000 par, maturing 02/07/97, yielding 5.47% to
            5.49%)..................................................................      30,000
            National Rural Utilities Coop ($30,000,000 par, maturing 02/06/97 to
            02/13/97, yielding 5.35%)...............................................      30,000
            Pacificorp ($20,000,000 par, maturing 02/20/97, yielding 5.35%).........      20,000
            Ralston Purina Co. ($25,000,000 par, maturing 02/12/97 to 02/18/97,
            yielding 5.50%).........................................................      25,000
            Tandy Corp. ($20,000,000 par, maturing 03/04/97 to 03/13/97, yielding
            5.51% to 5.52%).........................................................      20,000
            Universal Corp. ($30,000,000 par, maturing 02/05/97 to 02/14/97,
            yielding 5.47%).........................................................      30,000
            Union Pacific Corp. ($30,000,000 par, maturing 03/03/97, yielding
            5.51%)..................................................................      30,000
            XTRA, Inc. ($5,000,000 par, maturing 02/03/97, yielding 5.50%)..........       5,000
                                                                                      ----------
            TOTAL SHORT-TERM LOAN PARTICIPATIONS....................................     541,100
                                                                                      ----------
            TIME DEPOSIT  0.1%
            State Street Bank & Trust ($3,500,000 par, to be sold on 02/03/97 at
            $3,501,313).............................................................       3,500
                                                                                      ----------
            TOTAL SHORT-TERM INVESTMENTS AT AMORTIZED COST  10.9%...................     604,533
                                                                                      ----------
            OTHER ASSETS IN EXCESS OF LIABILITIES  0.6%.............................      33,090
                                                                                      ----------
            NET ASSETS  100.0%......................................................  $5,553,067
                                                                                      ----------


(a) At January 31, 1997, cost for federal income tax purposes is $4,932,113,535; the aggregate gross unrealized appreciation is $40,259,182, and the aggregate gross unrealized depreciation is $56,928,647, resulting in net unrealized depreciation of $16,669,465.

(b) Restricted security.

(c) Non-income producing security, as this stock currently does not declare dividends.

(d) This Senior Loan interest is non-income producing.

(e) Payment-in-kind security.

(f) This Borrower has filed for protection in federal bankruptcy court.

* Senior Loans in the Trust's portfolio generally are subject to mandatory and/or optional prepayment. Because of these mandatory prepayment conditions and because there may be significant economic incentives for a Borrower to prepay, prepayments of Senior Loans in the Trust's portfolio may occur. As a result, the actual remaining maturity of Senior Loans held in the Trust's portfolio may be substantially less than the stated maturities shown. Although the Trust is unable to accurately estimate the actual remaining maturity of individual Senior Loans, the Trust estimates that the actual average maturity of the Senior Loans held in its portfolio will be approximately 18-24 months.

** Senior Loans in which the Trust invests generally pay interest at rates which are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the prime rate offered by one or more major United States banks, (ii) the lending rate offered by one or more major European banks, such as the London Inter-Bank Offered Rate ("LIBOR") and (iii) the certificate of deposit rate. Senior loans are generally considered to be restricted in that the Trust ordinarily is contractually obligated to receive approval from the Agent Bank and/or borrower prior to the disposition of a Senior Loan.

                                               See Notes to Financial Statements

                      STATEMENT OF ASSETS AND LIABILITIES

                          January 31, 1997 (Unaudited)
              All amounts, except for Net Asset Value information,
                             reported in thousands
--------------------------------------------------------------------------------

ASSETS:
Long-Term Investments, at Market Value (Cost $4,932,113)
  (Note 1)..................................................           $4,915,444
Short-Term Investments (Note 1).............................              604,533
Receivables:
  Interest and Fees.........................................               44,872
  Fund Shares Sold..........................................               28,840
  Investments Sold..........................................                1,039
Other.......................................................                   82
                                                                       ----------
      Total Assets..........................................            5,594,810
                                                                       ----------
LIABILITIES:
Deferred Facility Fees......................................               20,646
Payables:
  Income Distributions......................................                7,054
  Investment Advisory Fee (Note 2)..........................                4,397
  Fund Shares Repurchased...................................                4,025
  Custodian Bank............................................                2,284
  Administrative Fee (Note 2)...............................                1,174
  Distributor and Affiliates (Note 2).......................                  888
Accrued Expenses............................................                1,217
Deferred Compensation and Retirement Plans (Note 2).........                   58
                                                                       ----------
      Total Liabilities.....................................               41,743
                                                                       ----------
NET ASSETS..................................................           $5,553,067
                                                                       ==========
NET ASSETS CONSIST OF:
Common Shares ($.01 par value with an unlimited number of
  shares authorized, 556,121,269 shares issued and
  outstanding) (Note 3).....................................           $    5,561
Paid in Surplus (Note 3)....................................            5,567,789
Accumulated Undistributed Net Investment Income.............                4,374
Accumulated Net Realized Loss on Investments................               (7,988)
Net Unrealized Depreciation on Investments..................              (16,669)
                                                                       ----------
NET ASSETS..................................................           $5,553,067
                                                                       ==========
NET ASSET VALUE PER COMMON SHARE
  ($5,553,067,126 divided by 556,121,269 shares
  outstanding)..............................................           $     9.99
                                                                       ==========


                                               See Notes to Financial Statements

                            STATEMENT OF OPERATIONS

             For the Six Months Ended January 31, 1997 (Unaudited)
                       All amounts reported in thousands
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Interest........................................................  $208,079
Fees............................................................    12,767
Other...........................................................     1,174
                                                                  --------
    Total Income................................................   222,020
                                                                  --------
EXPENSES:
Investment Advisory Fee (Note 2)................................    24,716
Administrative Fee (Note 2).....................................     6,585
Shareholder Services (Note 2)...................................     3,056
Custody.........................................................       632
Legal (Note 2)..................................................       552
Trustee Fees and Expenses (Note 2)..............................        14
Other...........................................................     2,146
                                                                  --------
    Total Expenses..............................................    37,701
                                                                  --------
NET INVESTMENT INCOME...........................................  $184,319
                                                                  ========
REALIZED AND UNREALIZED GAIN/LOSS ON INVESTMENTS:
Net Realized Gain on Investments................................  $     48
                                                                  --------
Unrealized Appreciation/Depreciation on Investments:
  Beginning of the Period.......................................    (6,313)
  End of the Period.............................................   (16,669)
                                                                  --------
Net Unrealized Depreciation on Investments During the
  Period........................................................   (10,356)
                                                                  --------
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS.................  $(10,308)
                                                                  ========
NET INCREASE IN NET ASSETS FROM OPERATIONS......................  $174,011
                                                                  ========


                                               See Notes to Financial Statements

                       STATEMENT OF CHANGES IN NET ASSETS

               For the Six Months Ended January 31, 1997 and the
                      Year Ended July 31, 1996 (Unaudited)
                       All amounts reported in thousands
--------------------------------------------------------------------------------

                                                         Six Months Ended    Year Ended
                                                         January 31, 1997   July 31, 1996
-----------------------------------------------------------------------------------------
FROM INVESTMENT ACTIVITIES:
Net Investment Income...................................    $  184,319       $  281,969
Net Realized Gain on Investments........................            48              542
Net Unrealized Depreciation on Investments During the
  Period................................................       (10,356)         (14,950)
                                                            ----------      -----------
Change in Net Assets from Operations....................       174,011          267,561
Distributions from Net Investment Income................      (182,820)        (283,580)
                                                            ----------      -----------
NET CHANGE IN NET ASSETS FROM INVESTMENT ACTIVITIES.....        (8,809)         (16,019)
                                                            ----------      -----------
FROM CAPITAL TRANSACTIONS (NOTES 3 AND 5):
Proceeds from Common Shares Sold........................       844,414        2,551,158
Value of Shares Issued Through Dividend Reinvestment....        98,269          155,100
Cost of Shares Repurchased..............................      (246,591)        (354,520)
                                                            ----------      -----------
NET CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS......       696,092        2,351,738
                                                            ----------      -----------
TOTAL INCREASE IN NET ASSETS............................       687,283        2,335,719
NET ASSETS:
Beginning of the Period.................................     4,865,784        2,530,065
                                                            ----------      -----------
End of the Period (Including undistributed net
  investment income of $4,374 and $2,875,
  respectively).........................................    $5,553,067       $4,865,784
                                                            ==========       ==========

                                               See Notes to Financial Statements

                            STATEMENT OF CASH FLOWS

             For the Six Months Ended January 31, 1997 (Unaudited)
                       All amounts reported in thousands
--------------------------------------------------------------------------------

CHANGE IN NET ASSETS FROM OPERATIONS........................  $ 174,011
                                                              ---------
Adjustments to Reconcile the Change in Net Assets from
  Operations to Net Cash Used for Operating Activities:
  Increase in Investments at Value..........................   (532,961)
  Increase in Short-Term Investments at Amortized Cost......   (138,678)
  Increase in Interest and Fees Receivables.................    (10,349)
  Increase in Receivable for Investments Sold...............       (995)
  Increase in Other Assets..................................        (29)
  Decrease in Accrued Expenses..............................       (338)
  Decrease in Deferred Facility Fees........................        (70)
  Increase in Investment Advisory and Administrative Fees
    Payable.................................................        683
  Increase in Distributor and Affiliates Payable............        535
  Increase in Deferred Compensation and Retirement Plans
    Expenses................................................         13
                                                              ---------
    Total Adjustments.......................................   (682,189)
                                                              ---------
NET CASH USED FOR OPERATING ACTIVITIES......................   (508,178)
                                                              ---------
CASH FLOWS FROM FINANCING ACTIVITIES (NOTES 3 AND 5):
Proceeds from Shares Sold...................................    832,186
Payments on Shares Repurchased..............................   (242,566)
Increase in Intra-day Credit Line...........................      1,727
Cash Dividends Paid.........................................    (83,169)
                                                              ---------
  Net Cash Provided by Financing Activities.................    508,178
                                                              ---------
NET INCREASE IN CASH........................................        -0-
Cash at Beginning of the Period.............................        -0-
                                                              ---------
CASH AT END OF THE PERIOD...................................  $     -0-
                                                              =========

                                               See Notes to Financial Statements

                              FINANCIAL HIGHLIGHTS

  The following schedule presents financial highlights for one common share of the Trust outstanding throughout the periods indicated. (Unaudited)
--------------------------------------------------------------------------------

                                          Six Months
                                            Ended                      Year Ended July 31
                                         January 31,       --------------------------------------
                                            1997           1996       1995       1994      1993
-------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the
  Period.............................     $ 10.002       $ 10.046   $ 10.052   $ 10.004   $ 9.998
                                          --------       --------   --------   --------   -------
  Net Investment Income..............         .351           .735       .756       .618      .600
  Net Realized and Unrealized
    Gain/Loss on Investments.........        (.019)         (.028)     (.004)      .015      .008
                                          --------       --------   --------   --------   -------
Total from Investment Operations.....         .332           .707       .752       .633      .608
                                          --------       --------   --------   --------   -------
Less:
  Distributions from Net Investment
    Income...........................         .349           .751       .758       .585      .600
  Distributions in Excess of Net
    Investment Income (Note 1).......          -0-            -0-        -0-        -0-      .002
                                          --------       --------   --------   --------   -------

Total Distributions..................         .349           .751       .758       .585      .602
                                          --------       --------   --------   --------   -------
Net Asset Value, End of the Period...     $  9.985       $ 10.002   $ 10.046   $ 10.052   $10.004
                                          ========       ========   ========   ========   =======
Total Return (a).....................         3.44%*         7.22%      7.82%      6.52%     6.17%
Net Assets at End of the Period (In
  millions)..........................     $5,553.1       $4,865.8   $2,530.1   $1,229.0   $ 966.7
Ratio of Expenses to Average Net
  Assets.............................         1.44%          1.46%      1.49%      1.53%     1.53%
Ratio of Net Investment Income to
  Average Net Assets.................         7.06%          7.33%      7.71%      6.16%     5.96%
Portfolio Turnover (b)...............           36%*           66%        71%        74%       67%

*  Non-Annualized

(a) Total Return is based upon net asset value which does not include payment of the contingent deferred sales charge.

(b) Calculation includes the proceeds from repayments and sales of variable rate senior loan interests.


                                               See Notes to Financial Statements

                         NOTES TO FINANCIAL STATEMENTS

                          January 31, 1997 (Unaudited)
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen American Capital Prime Rate Income Trust (the "Trust") is registered as a non-diversified closed-end management investment company under the Investment Company Act of 1940, as amended. The Trust's investment objective is to provide a high level of current income, consistent with preservation of capital. The Trust seeks to achieve its objective by investing primarily in a portfolio of interests in floating or variable rate senior loans to United States corporations, partnerships and other entities. The Trust commenced investment operations on October 4, 1989.

    The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION--The value of the Trust's Variable Rate Senior Loan interests, totaling $4,898,347,191 (88.2% of net assets) is determined in the absence of actual market values by Van Kampen American Capital Investment Advisory Corp. (the "Adviser") following guidelines and procedures established, and periodically reviewed, by the Board of Trustees. The value of a Variable Rate Senior Loan interest in the Trust's portfolio is determined with reference to changes in market interest rates and to the creditworthiness of the underlying obligor. In valuing Variable Rate Senior Loan interests, the Adviser considers market quotations and transactions in instruments that the Adviser believes may be comparable to such Variable Rate Senior Loan interests. In determining the relationship between such instruments and the Variable Rate Senior Loan interests, the Adviser considers such factors as the creditworthiness of the underlying obligor, the current interest rate, the interest rate redetermination period and maturity date. To the extent that reliable market transactions in Variable Rate Senior Loan interests have occurred, the Adviser also considers pricing information derived from such secondary market transactions in valuing Variable Rate Senior Loan interests. Because of uncertainty inherent in the valuation process, the estimated value of a Variable Rate Senior Loan interest may differ significantly from the value that would have been used had there been market activity for that Variable Rate Senior Loan interest. Equity securities are valued on the basis of prices furnished by pricing services or as determined in good faith by the Adviser. Short-term securities are valued at amortized cost.

                          January 31, 1997 (Unaudited)
--------------------------------------------------------------------------------

B. SECURITY TRANSACTIONS--Investment transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

C. INVESTMENT INCOME--Interest income is recorded on an accrual basis. Facility fees received are recognized as income ratably over the expected life of the loan. Market premiums and discounts are amortized over the stated life of each applicable security.

D. FEDERAL INCOME TAXES--It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    The Trust intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At July 31, 1996, the Trust had an accumulated capital loss carryforward for tax purposes of $4,507,275, which will expire on July 31, 2004. Net realized gains or losses may differ for financial and tax reporting purposes primarily as a result of post October 31 losses which are not recognized for tax purposes until the first day of the following fiscal year.

E. DISTRIBUTION OF INCOME AND GAINS--The Trust declares daily and pays monthly dividends from net investment income. Net realized gains, if any, are distributed annually.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Trust's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Trust for an annual fee payable monthly as follows:

                   AVERAGE NET ASSETS                       % PER ANNUM
-----------------------------------------------------------------------
First $4.0 billion......................................    .950 of 1%
Next $3.5 billion.......................................    .900 of 1%
Next $2.5 billion.......................................    .875 of 1%
Over $10.0 billion......................................    .850 of 1%

    In addition, the Trust will pay a monthly administrative fee to Van Kampen American Capital Distributors, Inc., the Trust's Administrator, at an annual rate of .25% of the average net assets of the Trust. The administrative services to be provided by the Administrator include monitoring the provisions of the loan agreements and any agreements with respect to participations and assignments, record keeping responsibilities

                          January 31, 1997 (Unaudited)
--------------------------------------------------------------------------------

with respect to interests in Variable Rate Senior Loans in the Trust's portfolio and providing certain services to the holders of the Trust's securities.

    Certain legal expenses are paid to Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Trust, of which a trustee of the Trust is an affiliated person.

    For the six months ended January 31, 1997, the Trust recognized expenses of approximately $34,500 representing the Administrator's or its affiliates' (collectively "VKAC") cost of providing legal services to the Trust.

    ACCESS Investor Services, Inc. ("ACCESS"), an affiliate of the Adviser, serves as the shareholder servicing agent of the Trust. For the six months ended January 31, 1997, the Fund recognized expenses of approximately $2,528,800, representing ACCESS' cost of providing transfer agency and shareholder services plus a profit.

    Certain officers and trustees of the Trust are also officers and directors of VKAC. The Fund does not compensate its officers or trustees who are officers of VKAC.

    The Trust has implemented deferred compensation and retirement plans for its trustees. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. The retirement plan covers those trustees who are not officers of VKAC.

3. CAPITAL TRANSACTIONS

At January 31, 1997 and July 31, 1996, paid in surplus aggregated $5,567,788,973 and $4,872,393,497, respectively.

    Transactions in common shares were as follows:

                                         SIX MONTHS ENDED    YEAR ENDED
                                         JANUARY 31, 1997   JULY 31, 1996
-------------------------------------------------------------------------
Beginning Shares.......................    486,490,317       251,848,949
                                           -----------       -----------

Shares Sold............................     84,465,282       254,577,948
Shares Issued Through Dividend
  Reinvestment.........................      9,828,263        15,483,081
Shares Repurchased.....................    (24,662,593)      (35,419,661)
                                           -----------       -----------
Net Increase in Shares Outstanding.....     69,630,952       234,641,368
                                           -----------       -----------
Ending Shares..........................    556,121,269       486,490,317
                                           ===========       ===========

4. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from investments sold and repaid, excluding short-term investments, for the six months ended January 31, 1997, were $2,213,549,287 and $1,670,456,563, respectively.

                          January 31, 1997 (Unaudited)
--------------------------------------------------------------------------------

5. TENDER OF SHARES

The Board of Trustees currently intends, each quarter, to consider authorizing the Trust to make tender offers for all or a portion of its then outstanding common shares at the then net asset value of the common shares. For the six months ended January 31, 1997, 24,662,593 shares were tendered and repurchased by the Trust.

6. EARLY WITHDRAWAL CHARGE

An early withdrawal charge to recover offering expenses will be imposed in connection with most common shares held for less than five years which are accepted by the Trust for repurchase pursuant to tender offers. The early withdrawal charge will be payable to VKAC. Any early withdrawal charge which is required to be imposed will be made in accordance with the following schedule.

                 YEAR OF REPURCHASE                   WITHDRAWAL CHARGE
-----------------------------------------------------------------------
First...............................................               3.0%
Second..............................................               2.5%
Third...............................................               2.0%
Fourth..............................................               1.5%
Fifth...............................................               1.0%
Sixth and following.................................               0.0%

    For the six months ended January 31, 1997, VKAC received early withdrawal charges of approximately $3,707,300 in connection with tendered shares of the Trust.

7. COMMITMENTS

Pursuant to the terms of certain of the Variable Rate Senior Loan agreements, the Trust had unfunded loan commitments of approximately $508,451,284 as of January 31, 1997. The Trust generally will maintain with its custodian short-term investments having an aggregate value at least equal to the amount of unfunded loan commitments.

    The Trust has entered into a revolving credit agreement with a syndicate led by Bank of America for an aggregate of $250,000,000. The proceeds of any borrowing by the Trust under the revolving credit agreement may only be used, directly or indirectly, for liquidity purposes in connection with the consummation of a tender offer by the Trust for its shares. Annual commitment fees of .065% are charged on the unused portion of the credit line. Borrowings under this facility will bear interest at either the LIBOR rate or the Federal Funds rate plus .375%. There have been no borrowings under this agreement to date.

                          January 31, 1997 (Unaudited)
--------------------------------------------------------------------------------

8. SENIOR LOAN PARTICIPATION COMMITMENTS

The Trust invests primarily in participations, assignments, or acts as a party to the primary lending syndicate of a Variable Rate Senior Loan interest to United States corporations, partnerships, and other entities. When the Trust purchases a participation of a Senior Loan interest, the Trust typically enters into a contractual agreement with the lender or other third party selling the participation, but not with the borrower directly. As such, the Trust assumes the credit risk of the Borrower, Selling Participant or other persons interpositioned between the Trust and the Borrower.

    At January 31, 1997, the following sets forth the selling participants with respect to interests in Senior Loans purchased by the Trust on a participation basis.

                                                 PRINCIPAL
                                                  AMOUNT      VALUE
              SELLING PARTICIPANT                  (000)      (000)
---------------------------------------------------------------------
Bankers Trust..................................  $232,624    $233,202
Canadian Imperial Bank of Commerce.............    51,386      51,575
NationsBank....................................    31,961      32,014
Goldman Sachs..................................    25,342      25,346
Merrill Lynch Capital Corp.....................    20,000      20,121
Mellon Bank....................................    20,000      20,018
Chase Securities Inc...........................    18,629      18,649
Lehman Brothers................................    12,500      12,500
Donaldson Lufkin Jenrette......................    10,571      10,622
Bank of New York...............................     8,750       8,795
PNC Securities Corp. ..........................     5,041       5,041
ABN AMRO.......................................     5,000       5,031
                                                 --------    --------
Total..........................................  $441,804    $442,914
                                                 ========    ========

                FUNDS DISTRIBUTED BY VAN KAMPEN AMERICAN CAPITAL

GLOBAL AND
INTERNATIONAL
   Global Equity Fund
   Global Government Securities Fund
   Global Managed Assets Fund
   Short-Term Global Income Fund
   Strategic Income Fund

EQUITY
Growth
   Aggressive Growth Fund
   Emerging Growth Fund
   Enterprise Fund
   Growth Fund
   Pace Fund
Growth & Income
   Balanced Fund
   Comstock Fund
   Equity Income Fund
   Growth and Income Fund
   Harbor Fund
   Real Estate Securities Fund
   Utility Fund

FIXED INCOME
   Corporate Bond Fund
   Government Securities Fund
   High Income Corporate Bond Fund
   High Yield Fund
   Limited Maturity Government Fund
   Prime Rate Income Trust
   Reserve Fund
   U.S. Government Fund
   U.S. Government Trust for Income

TAX-FREE
   California Insured Tax Free Fund
   Florida Insured Tax Free
     Income Fund
   High Yield Municipal Fund
   Insured Tax Free Income Fund
   Intermediate Term Municipal
     Income Fund
   Municipal Income Fund
   New Jersey Tax Free Income Fund
   New York Tax Free Income Fund
   Pennsylvania Tax Free Income Fund
   Tax Free High Income Fund
   Tax Free Money Fund

MORGAN STANLEY FUND, INC.
   Aggressive Equity Fund
   American Value Fund
   Asian Growth Fund
   Emerging Markets Fund
   Global Equity Allocation Fund
   Global Fixed Income Fund
   High Yield Fund
   International Magnum Fund
   Latin American Fund
   Worldwide High Income Fund

   Ask your investment representative for a prospectus containing more complete information, including sales charges and expenses. Please read it carefully before you invest or send money. Or call us weekdays from 7:00 a.m. to 7:00 p.m. Central time at 1-800-341-2911 for Van Kampen American Capital funds, or 1-800-282-4404 for Morgan Stanley retail funds.

              VAN KAMPEN AMERICAN CAPITAL PRIME RATE INCOME TRUST

BOARD OF TRUSTEES

DAVID C. ARCH
ROD DAMMEYER
HOWARD J KERR
DENNIS J. MCDONNELL*--Chairman
THEODORE A. MYERS
HUGO F. SONNENSCHEIN
WAYNE W. WHALEN*


OFFICERS

DENNIS J. MCDONNELL*
  President

RONALD A. NYBERG*
  Vice President and Secretary

EDWARD C. WOOD, III*
  Vice President and Chief Financial Officer

CURTIS W. MORELL*
  Vice President and Chief Accounting Officer

JOHN L. SULLIVAN*
  Treasurer

TANYA M. LODEN*
  Controller

PETER W. HEGEL*
JEFFREY W. MAILLET*
  Vice Presidents


INVESTMENT ADVISER

VAN KAMPEN AMERICAN CAPITAL
INVESTMENT ADVISORY CORP.
One Parkview Plaza
Oakbrook Terrace, Illinois 60181

DISTRIBUTOR

VAN KAMPEN AMERICAN
CAPITAL DISTRIBUTORS, INC.
One Parkview Plaza
Oakbrook Terrace, Illinois 60181

SHAREHOLDER SERVICING AGENT

ACCESS INVESTOR SERVICES, INC.
P.O. Box 418256
Kansas City, Missouri 64141-9256

CUSTODIAN

STATE STREET BANK AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02105

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT ACCOUNTANTS

KPMG PEAT MARWICK LLP
Peat Marwick Plaza
303 East Wacker Drive
Chicago, Illinois 60601

* "Interested" persons of the Trust, as defined in the Investment Company Act of 1940.

(C) Van Kampen American Capital Distributors, Inc., 1997
    All rights reserved.

(SM) denotes a service mark of
   Van Kampen American Capital Distributors, Inc.

                          RESULTS OF SHAREHOLDER VOTES

A Special Meeting of Shareholders of the Trust was held on October 23, 1996 where shareholders voted on a new investment advisory agreement and the selection of KPMG Peat Marwick LLP as Independent Auditors. With regard to the approval of a new investment advisory agreement between Van Kampen American Capital Investment Advisory Corp. and the Trust, 338,443,125 shares voted for the proposal, 4,303,195 shares voted against, 14,751,190 shares abstained and 0 shares represented broker non-votes. With regard to the selection of KPMG Peat Marwick LLP as Independent Auditors, 278,838,120 shares voted for the proposal, 1,338,011 shares voted against, 4,215,394 shares abstained and 73,105,988 shares represented broker non-votes.

              VAN KAMPEN AMERICAN CAPITAL PRIME RATE INCOME TRUST

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                                       36